U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 1, 2002

                                -----------------

                              INFODATA SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     0-10416
                            (Commission File Number)

              Virginia                                  16-0954695
      (State or other jurisdiction          (I.R.S. Employer Identification No.)
           of incorporation)


      12150 Monument Drive, Fairfax, Virginia                    22033
       (Address of Principal Executive Office)                (Zip Code)


                   (703) 934-5205 (Issuer's Telephone Number)

Item 5.    Other Events.

         Attached as exhibits are two press releases issued by Infodata Systems Inc. this morning.

Item 7(c). Exhibits.

         The following exhibits are filed herewith:

         99.1     Press Release, dated March 1, 2002.

         99.2     Press Release, dated March 1, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INFODATA SYSTEMS INC.


                                          /s/Curtis D. Carlson
                                          ---------------------
Date:  March 1, 2002                      Curtis D. Carlson
                                          Secretary